Exhibit 99.1

Fortune Brands Reports Third Quarter Results

  Each Business Unit Performs At or Above Company’s Expectations
  Company Benefiting from Successful New Products, Cost Containment and Cash Enhancement Initiatives
  Raising Bottom End of Full-Year Earnings Target Range

DEERFIELD, Ill.--(BUSINESS WIRE)--October 23, 2009--Fortune Brands, Inc. (NYSE: FO), the company behind leading consumer brands including Jim Beam, Titleist and Moen, today reported results for the third quarter of 2009. Net sales for the third quarter were $1.72 billion, down 11%, reflecting flat sales for the company’s spirits business, and more moderate revenue decreases for the golf and home products brands. Diluted earnings per share were $0.82, and excluding one-time items, diluted EPS before charges/gains was $0.77.

Given its third-quarter performance and signs of stabilization in the U.S. new-home construction market, the company raised the bottom end of its full-year earnings target range. The company is now targeting to deliver EPS before charges/gains for 2009 of $2.10-2.30 versus its previous target of $2.00-2.30.

“Despite the challenges of the global economy and the overall U.S. housing market, Fortune Brands continued to deliver results and operating margins at the forefront of our categories,” said Bruce Carbonari, chairman and chief executive officer of Fortune Brands. “Each of our businesses performed at or above our expectations in the quarter.

“Consumers are clearly remaining cautious, but our innovative new-product programs, trusted brands and compelling value propositions are helping us compete successfully in the marketplace,” Carbonari continued. “In the third quarter, we also remained focused on our successful initiatives to reduce cost structures, improve global supply chains and enhance our cash position. These initiatives are benefiting Fortune Brands and helping position the company for future growth.

“Spirits sales were flat in the quarter, benefiting from higher sales of Jim Beam bourbon and Canadian Club whisky, the Cruzan acquisition, and strong growth in emerging markets, offset by soft results in other international markets,” Carbonari added. The company’s spirits revenues also benefited from previously disclosed required accounting for the company’s route-to-market initiatives, largely offset by unfavorable foreign exchange. “Amidst signs the U.S. housing downturn is decelerating, our share-gain initiatives across product categories helped sales in our home products business decline at a more moderate pace than in the prior two quarters. And in golf, we outperformed the industry with successful new products and double-digit constant-currency sales gains in Europe and Korea that partly offset a double-digit decrease in the United States,” said Carbonari. Notable new products contributing to the company’s results included the first full quarter of Red Stag by Jim Beam, eco-friendly Moen faucets, energy-efficient Simonton windows, innovative Master Lock products, the new Titleist Pro V1 family of golf balls, and the Titleist 909 series of drivers, fairways and hybrid clubs.

Operating income in the spirits business reflected the impact of previously disclosed costs associated with the company’s route-to-market initiatives. In both the home products and golf segments, operating income reflected adverse operating leverage, tempered by the impact of lower cost structures in these businesses.

For the third quarter of 2009:

  Net income was $124.1 million, or $0.82 per diluted share, compared to $2.21 per diluted share in the year-ago quarter.
    Comparisons were adversely impacted by a net gain, including discontinued operations, of $1.10 per diluted share in the year-ago quarter that more than offset a net gain of $0.05 per share in the current period.
  Excluding one-time items in both the current and prior-year periods, diluted EPS before charges/gains was $0.77 compared to $1.11 in the year-ago quarter.
    Foreign exchange adversely impacted EPS by $0.07 per share.
  Net sales were $1.72 billion, down 11%.
    On a comparable basis – excluding excise taxes, foreign exchange, acquisitions/divestitures, and the impact of required accounting related to spirits route-to-market initiatives – total net sales would have remained down 11%.
    Comparable net sales by business unit were: spirits down 4%; golf down 7%; home & hardware down 17%.
  Operating income was $204.5 million.
    Operating income before charges/gains was $212.6 million.
  Return on equity before charges/gains was 7%.
  Return on invested capital before charges/gains was 5%.

Raising Low End of Earnings Target & Reaffirming Free Cash Flow Target

“Looking to the balance of 2009, we now believe EPS before charges/gains will be in the range of $2.10-2.30 for 2009, as compared to our previous target of $2.00-2.30,” Carbonari continued. “While we are encouraged by the continued stability of our spirits business and signs of stabilization in new-home construction, we anticipate that consumers will remain cautious in the months ahead, and that the overall home products market – particularly for big-ticket remodeling purchases – will continue to be challenging into 2010. In addition, our fourth quarter results will also reflect the impact of adverse operating leverage in the seasonally small quarter for golf and home products, as well as a double-digit year-over-year boost in brand investment behind key spirits brands.”

The company also reaffirmed its 2009 target to generate free cash flow in the range of $400 million after dividends and net capital expenditures. Benefiting from factors including its free-cash-flow initiatives and bond issuance in June, the company is now in an undrawn position on its existing revolving credit facility and remains in a strong liquidity position.

About Fortune Brands

Fortune Brands, Inc. is a leading consumer brands company. Its operating companies have premier brands and leading market positions in distilled spirits, home and hardware, and golf products. Beam Global Spirits & Wine, Inc. is the company's premium spirits business. Major spirits brands include Jim Beam and Maker's Mark bourbon, Sauza tequila, Canadian Club whisky, Courvoisier cognac, Cruzan rum, Teacher's and Laphroaig Scotch, EFFEN vodka and DeKuyper cordials. Home and hardware brands include Moen faucets, Aristokraft, Omega, Diamond and Kitchen Craft cabinetry, Therma-Tru door systems, Simonton windows, Master Lock security products and Waterloo storage and organization products sold by units of Fortune Brands Home & Hardware LLC. Acushnet Company's golf brands include Titleist, Cobra and FootJoy. Fortune Brands, headquartered in Deerfield, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index and the MSCI World Index.

To receive company news releases by e-mail, please visit www.fortunebrands.com.

Forward-Looking Statements

This press release contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: general economic conditions, including the U.S. housing and remodeling market; competitive market pressures (including pricing pressures); customer defaults and related bad debt expense; consolidation of trade customers; successful development of new products and processes; ability to secure and maintain rights to intellectual property; risks pertaining to strategic acquisitions and joint ventures, including the potential financial effects and performance of such acquisitions or joint ventures, and integration of acquisitions and the related confirmation or remediation of internal controls over financial reporting; changes related to the company’s spirits business organization, including its U.S. and international distribution structure; ability to attract and retain qualified personnel; weather; risks associated with doing business outside the United States, including currency exchange rate risks; commodity and energy price volatility; costs of certain employee and retiree benefits and returns on pension assets; dependence on performance of distributors and other marketing arrangements; the impact of excise tax increases on distilled spirits; changes in golf equipment regulatory standards and other regulatory developments; potential liabilities, costs and uncertainties of litigation; impairment in the carrying value of goodwill or other acquired intangibles; historical consolidated financial statements that may not be indicative of future conditions and results; interest rate fluctuations; volatility of financial and credit markets, which could affect access to capital for the company, its customers and consumers; any possible downgrades of the company’s credit ratings; as well as other risks and uncertainties detailed from time to time in the company’s Securities and Exchange Commission filings.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges/gains, operating income before charges/gains, comparable net sales, return on equity before charges/gains, return on invested capital before charges/gains, and free cash flow. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and may also be inconsistent with similar measures presented by other companies. Reconciliation of these measures to the most closely comparable GAAP measures, and reasons for the company’s use of these measures, are presented in the attached pages.

FORTUNE BRANDS, INC.
CONSOLIDATED STATEMENT OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change

Net Sales	$1,717.9	$1,921.8	(10.6)	$4,897.6	$5,823.3	(15.9)

Cost of goods sold	892.7	1,005.4	(11.2)	2,569.6	3,080.2	(16.6)

Excise taxes on spirits	125.3	122.5	2.3	350.0	346.3	1.1

Advertising, selling, general
and administrative expenses	478.8	488.8	(2.0)	1,415.6	1,506.8	(6.1)

Amortization of intangibles	8.5	12.4	(31.5)	25.2	37.3	(32.4)

Asset impairment charges	-	-	-	-	324.3	(100.0)

Restructuring
and restructuring-related items	8.1	37.9	(78.6)	79.3	62.4	27.1

Operating Income	204.5	254.8	(19.7)	457.9	466.0	(1.7)

Interest expense	55.1	60.4	(8.8)	161.0	179.2	(10.2)

Other (income) expense, net	(6.9)	(285.1)	(97.6)	7.2	(271.0)	102.7

Income from Continuing Operations
before income taxes	156.3	479.5	(67.4)	289.7	557.8	(48.1)

Income tax expense	31.1	171.4	(81.9)	55.0	185.4	(70.3)

Income from Continuing Operations, net of tax	$125.2	$308.1	(59.4)	$234.7	$372.4	(37.0)

Income from Discontinued Operations, net of tax	-	30.2	(100.0)	-	152.5	(100.0)

Net Income	$125.2	$338.3	(63.0)	$234.7	$524.9	(55.3)

Less: Net Loss/(Income) attributable to noncontrolling interests	1.1	2.4	(54.2)	3.4	(67.5)	105.0

Net Income attributable to Fortune Brands	$124.1	$335.9	(63.1)	$231.3	$592.4	(61.0)

Amounts attributable to Fortune Brands
common shareholders:
Income from continuing operations, net of tax	$124.1	$305.7	(59.4)	$231.3	$439.9	(47.4)
Discontinued operations, net of tax	-	30.2	(100.0)	-	152.5	(100.0)
Net income	$124.1	$335.9	(63.1)	$231.3	$592.4	(61.0)

Earnings Per Common Share, Basic:
Income from continuing operations attributable to
Fortune Brands common shareholders	$0.82	$2.04	(59.8)	$1.54	$2.89	(46.7)
Income from discontinued operations attributable to
Fortune Brands common shareholders	-	0.20	(100.0)	-	1.00	(100.0)
Net Income attributable to Fortune Brands
common shareholders	$0.82	$2.24	(63.4)	$1.54	$3.89	(60.4)

Earnings Per Common Share, Diluted:
Income from continuing operations attributable to
Fortune Brands common shareholders	$0.82	$2.01	(59.2)	$1.53	$2.85	(46.3)
Income from discontinued operations attributable to
Fortune Brands common shareholders	-	0.20	(100.0)	-	0.98	(100.0)
Net Income attributable to Fortune Brands
common shareholders	$0.82	$2.21	(62.9)	$1.53	$3.83	(60.1)

Avg. Common Shares Outstanding
Basic	150.3	150.0	0.2	150.2	152.3	(1.4)
Diluted	152.0	151.9	0.1	151.7	154.5	(1.8)

Actual Common Shares Outstanding
Basic				150.3	149.9	0.3
Diluted				152.0	151.7	0.2

FORTUNE BRANDS, INC.
(In millions, except per share amounts)
(Unaudited)

NET SALES AND OPERATING INCOME

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change
Net Sales
Spirits	$636.9	$636.3	0.1	$1,723.2	$1,759.5	(2.1)
Home and Hardware	802.4	977.6	(17.9)	2,183.0	2,907.1	(24.9)
Golf	278.6	307.9	(9.5)	991.4	1,156.7	(14.3)
Total Net Sales	$1,717.9	$1,921.8	(10.6)	$4,897.6	$5,823.3	(15.9)

Operating Income/(Loss)
Spirits	$145.4	$150.4	(3.3)	$414.3	$417.6	(0.8)
Home and Hardware	70.8	95.9	(26.2)	51.9	(45.9)	213.1
Golf	9.7	24.0	(59.6)	62.3	143.6	(56.6)
Corporate expenses	(21.4)	(15.5)	(38.1)	(70.6)	(49.3)	(43.2)
Total Operating Income	$204.5	$254.8	(19.7)	$457.9	$466.0	(1.7)

Operating Income Before Charges/Gains (a)
Spirits	$149.2	$172.4	(13.5)	$421.7	$451.6	(6.6)
Home and Hardware	74.7	111.8	(33.2)	95.5	306.8	(68.9)
Golf	10.1	24.0	(57.9)	86.9	143.6	(39.5)
Less:
Corporate expenses	(21.4)	(15.5)	(38.1)	(66.9)	(49.3)	(35.7)

Operating Income Before Charges/Gains	212.6	292.7	(27.4)	537.2	852.7	(37.0)
Restructuring and
restructuring-related items	(8.1)	(37.9)	78.6	(79.3)	(62.4)	(27.1)
Asset impairment charges	-	-	-	-	(324.3)	(100.0)

Operating Income	$204.5	$254.8	(19.7)	$457.9	$466.0	(1.7)

(a) Operating Income Before Charges/Gains is Operating Income derived in accordance with GAAP excluding restructuring, restructuring-related items and other one-time items. Operating Income Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to determine the returns generated by our operating segments and to evaluate and identify cost reduction initiatives. Management believes this measure provides investors with helpful supplemental information regarding the performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

FREE CASH FLOW
	Three Months Ended September 30,		Nine Months Ended September 30,		2009 Full Year
	2009	2008	2009	2008	Targeted Range

Free Cash Flow (b)	$326.3	$482.7	$414.0	$370.5	$375 - 425
Add:
Discontinued Operations - Sale of Wine Business	-	17.0	-	(31.0)	-
Net Capital Expenditures	27.4	29.8	76.8	94.9	180
Dividends Paid	28.6	66.1	123.5	195.1	152*
Cash Flow From Operations	$382.3	$595.6	$614.3	$629.5	$707 - 757

(b) Free Cash Flow is Cash Flow from Operations less net capital expenditures and dividends paid to stockholders. It additionally excludes credits and payments of taxes on the discontinued operation sale of the wine business. Free Cash Flow is a measure not derived in accordance with GAAP. Management believes that Free Cash Flow provides investors with helpful supplemental information about the company's ability to fund internal growth, make acquisitions, repay debt and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

* Assumes current dividend rate and basic shares outstanding on September 30, 2009.

EPS BEFORE CHARGES/GAINS
EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding restructuring, restructuring-related and other one-time items.

For the third quarter of 2009, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $8.1 million ($5.4 million after tax or $0.03 per diluted share) of restructuring and restructuring-related items and a gain of $12.5 million ($0.08 per diluted share) related to a dividend distribution from our Maxxium investment.

For the nine month period ended September 30, 2009, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $79.3 million ($49.8 million after tax or $0.32 per diluted share) of restructuring and restructuring-related items and a gain of $12.5 million ($0.08 per diluted share) related to a dividend distribution from our Maxxium investment.

For the third quarter of 2008, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $37.9 million ($24.6 million after tax or $0.16 per diluted share) of restructuring and restructuring-related items, the write down of the Maxxium international spirits distribution joint venture investment of $25.4 million ($0.17 per diluted share), a gain on the termination of the Future Brands U.S. spirits distribution joint venture of $228.8 million ($142.7 million after tax or $0.94 per diluted share), and an accelerated Future Brands deferred gain of $72.0 million ($44.9 million after tax or $0.29 per diluted share).

For the nine month period ended September 30, 2008, EPS from Continuing Operations Before Charges/Gains is Net Income from Continuing Operations calculated on a per-share basis excluding $62.4 million ($40.8 million after tax or $0.27 per diluted share) of restructuring and restructuring-related items, asset impairment charges of $324.3 million ($310.7 million after tax or $2.01 per diluted share), tax-related credits of $98.2 million ($0.64 per diluted share), the write down of the Maxxium international spirits distribution joint venture investment of $50.5 million ($0.33 per diluted share), an after-tax gain resulting from the repurchase of the Beam Global minority interest of $81.5 million ($0.53 per diluted share), a gain on the termination of the Future Brands U.S. spirits distribution joint venture of $228.8 million ($142.7 million after tax or $0.92 per diluted share), an accelerated Future Brands deferred gain of $72.0 million ($44.9 million after tax or $0.29 per diluted share), and V&S auction process costs of $8.2 million ($5.2 million after tax or $0.03 per diluted share).

EPS from Continuing Operations Before Charges/Gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2009	2008	% Change	2009	2008	% Change

Earnings Per Common Share - Basic
Income from Continuing Operations
before Charges/Gains	0.78	1.12	(30.4)	1.79	3.15	(43.2)
Maxxium distribution gain	0.08	-	-	0.08	-	-
V&S auction process costs	-	-	-	-	(0.03)	-
Maxxium investment write-down	-	(0.17)	-	-	(0.33)	-
Accelerated Future Brands Deferred Gain	-	0.30	-	-	0.29	-
Gain on Future Brands termination	-	0.95	-	-	0.94	-
Tax-related credits	-	-	-	-	0.64	-
Asset impairment charges	-	-	-	-	(2.04)	-
Beam Global minority interest repurchase	-	-	-	-	0.54	-
Restructuring
and restructuring-related items	(0.04)	(0.16)	75.0	(0.33)	(0.27)	(22.2)

Income from Continuing Operations	0.82	2.04	(59.8)	1.54	2.89	(46.7)

Income from Discontinued Operations	-	0.20	(100.0)	-	1.00	(100.0)

Net Income	0.82	2.24	(63.4)	1.54	3.89	(60.4)

Earnings Per Common Share - Diluted
Income from Continuing Operations
before Charges/Gains	0.77	1.11	(30.6)	1.77	3.11	(43.1)
Maxxium distribution gain	0.08	-	-	0.08	-	-
V&S auction process costs	-	-	-	-	(0.03)	-
Maxxium investment write-down	-	(0.17)	-	-	(0.33)	-
Accelerated Future Brands Deferred Gain	-	0.29	-	-	0.29	-
Gain on Future Brands termination	-	0.94	-	-	0.92	-
Tax-related credits	-	-	-	-	0.64	-
Asset impairment charges	-	-	-	-	(2.01)	-
Beam Global minority interest repurchase	-	-	-	-	0.53	-
Restructuring
and restructuring-related items	(0.03)	(0.16)	81.3	(0.32)	(0.27)	(18.5)
				-	-	-
Income from Continuing Operations	0.82	2.01	(59.2)	1.53	2.85	(46.3)

Income from Discontinued Operations	-	0.20	(100.0)	-	0.98	-

Net Income	0.82	2.21	(62.9)	1.53	3.83	(60.1)

INCOME FROM DISCONTINUED OPERATIONS
Income from Discontinued Operations in the three months and nine months ended September 30, 2008 consists primarily of income tax benefits related to a capital loss carry forward position associated with the disposal of our U.S. Wine business.

RESTRUCTURING AND RESTRUCTURING-RELATED ITEMS
The company recorded pre-tax restructuring and restructuring-related items of $8.1 million ($5.4 million after tax or $0.03 per diluted share) in the three-month period ended September 30, 2009. For Spirits, these charges relate to previously announced business repositioning including supply chain activities and route to market initiatives. For Home and Hardware, the charges relate to supply chain realignment, and capacity and cost reduction initiatives. For Golf, the charges relate to cost reduction initiatives and supply chain realignment.

The company recorded pre-tax restructuring and restructuring-related items of $79.3 million ($49.8 million after tax or $0.32 per diluted share) in the nine-month period ended September 30, 2009. For Spirits, these charges relate to previously announced business repositioning including supply chain activities and route to market initiatives. For Home and Hardware, the charges relate to supply chain realignment, capacity and cost reduction initiatives and exit of a select low return product offering. For Golf, the charges relate to cost reduction initiatives and supply chain realignment. For Corporate, the charges relate to the disposal of corporate fixed assets.

	Three Months Ended September 30, 2009
	(In millions, except per share amounts)
		Restructuring-Related Items
	Restructuring	Cost of Sales Charges	SG & A Charges	Total
Spirits	$0.6	$-	$3.2	$3.8
Home and Hardware	0.8	0.9	2.2	3.9
Golf	0.1	(0.2)	0.5	0.4
Total	$1.5	$0.7	$5.9	$8.1

Income tax benefit				2.7
Net charge				$5.4
Charge per common share
Basic				$0.04
Diluted				$0.03

	Nine Months Ended September 30, 2009
	(In millions, except per share amounts)
		Restructuring-Related Items
	Restructuring	Cost of Sales Charges	SG & A Charges	Total
Spirits	$4.9	$0.6	$1.9	$7.4
Home and Hardware	16.8	23.6	3.2	43.6
Golf	21.8	1.3	1.5	24.6
Corporate	$3.7	$-	$-	$3.7
Total	$47.2	$25.5	$6.6	$79.3

Income tax benefit				29.5
Net charge				$49.8
Charge per common share
Basic				$0.33
Diluted				$0.32

RECONCILIATION OF FULL YEAR 2009 EARNINGS TARGET TO GAAP
For the full year, the company is currently targeting diluted EPS Before Charges/Gains from continuing operations to be in the range of $2.10 to $2.30 per share. On a GAAP basis, the company is currently targeting diluted EPS from continuing operations to be in the range of $1.60 to $1.80 per share.
EPS Before Charges/Gains from continuing operations is Net Income calculated on a per-share basis excluding restructuring, restructuring-related and other one-time items.
EPS Before Charges/Gains from continuing operations is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions)
(Unaudited)

	September 30,	September 30,
	2009	2008
Assets
Current assets
Cash and cash equivalents	$260.1	$175.5
Accounts receivable, net	969.0	1,060.8
Inventories	2,024.2	2,091.0
Other current assets	445.6	426.1
Total current assets	3,698.9	3,753.4

Property, plant and equipment, net	1,463.5	1,613.5
Intangibles resulting from
business acquisitions, net	6,867.3	7,656.1
Other assets	302.0	316.9
Total assets	$12,331.7	$13,339.9

Liabilities and Stockholders' Equity
Current liabilities
Short-term debt	$36.4	$889.1
Current portion of long-term debt	11.7	425.9
Other current liabilities	1,340.1	1,259.0
Total current liabilities	1,388.2	2,574.0

Long-term debt	4,428.4	3,484.6
Other long-term liabilities	1,430.0	1,612.3
Total liabilities	7,246.6	7,670.9

Stockholders' equity	5,071.0	5,654.1
Noncontrolling interests	14.1	14.9
Total equity	5,085.1	5,669.0
Total liabilities and equity	$12,331.7	$13,339.9

FORTUNE BRANDS, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains
September 2009 - Third Quarter
$ - millions, except per share amounts

		Restructuring	Tax credit/		Gain on	Accelerated	Maxxium	Before
		and related	Discontinued	Maxxium	Future Brands	Future Brands	Distribution	charges/
	GAAP	expenses	operations	write-down	termination	deferred gain	Gain	gains

	THIRD QUARTER
2009

Net Sales	1,717.9	-	-	-	-	-	-	1,717.9

Cost of goods sold	893.4	(0.7)	-	-	-	-	-	892.7
Excise taxes	125.3	-	-	-	-	-	-	125.3
Advertising and SG&A	484.7	(5.9)	-	-	-	-	-	478.8
Amortization of intangibles	8.5	-	-	-	-	-	-	8.5
Restructuring expenses	1.5	(1.5)	-	-	-	-	-	-

Operating Income	204.5	8.1	-	-	-	-	-	212.6

Interest expense	55.1	-	-	-	-	-	-	55.1
Other expense/(income), net	(6.9)	-	-	-	-	-	12.5	5.6

Income before taxes	156.3	8.1	-	-	-	-	(12.5)	151.9

Income taxes	31.1	2.7	-	-	-	-	-	33.8

Income from Continuing Operations	125.2	5.4	-	-	-	-	(12.5)	118.1

Net Income	125.2	5.4	-	-	-	-	(12.5)	118.1

Less: Net Loss attributable
to noncontrolling interests	1.1							1.1

Net Income attributable to Fortune Brands	124.1	5.4	-	-	-	-	(12.5)	117.0

Average Diluted Shares Outstanding	152.0							152.0

Diluted EPS from Continuing Operations	0.82							0.77

2008

Net Sales	1,921.8	-	-	-	-	-	-	1,921.8

Cost of goods sold	1,006.5	(1.1)	-	-	-	-	-	1,005.4
Excise taxes	122.5	-	-	-	-	-	-	122.5
Advertising and SG&A	494.6	(5.8)	-	-	-	-	-	488.8
Amortization of intangibles	12.4	-	-	-	-	-	-	12.4
Restructuring expenses	31.0	(31.0)	-	-	-	-	-	-

Operating Income	254.8	37.9	-	-	-	-		292.7

Interest expense	60.4	-	-	-	-	-	-	60.4
Other expense/(income), net	(285.1)	-	-	(25.4)	228.8	72.0	-	(9.7)

Income/(Loss) before taxes	479.5	37.9	-	25.4	(228.8)	(72.0)		242.0

Income tax (benefit)/expense	171.4	13.3	-	-	(86.1)	(27.1)	-	71.5

Income/(Loss) from Continuing Operations	308.1	24.6	-	25.4	(142.7)	(44.9)	-	170.5

Income from Discontinued Operations	30.2	-	(30.2)	-	-	-	-	-

Net Income	338.3	24.6	(30.2)	25.4	(142.7)	(44.9)	-	170.5

Less: Net (Income)/Loss attributable
to noncontrolling interests	2.4	-	-	-	-	-	-	2.4

Net Income attributable to Fortune Brands	335.9	24.6	(30.2)	25.4	(142.7)	(44.9)	-	168.1

Average Diluted Shares Outstanding	151.9							151.9

Diluted EPS from Continuing Operations	2.01							1.11

FORTUNE BRANDS, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains
September 2009 - Year to Date
$ - millions, except per share amounts

							Gain on	Accelerated
		Restructuring	Asset	Tax credit/		Minority	Future	Future	V&S	Maxxium	Before
		and related	impairment	Discontinued	Maxxium	interest	Brands	Brands	acquisition	Distribution	charges/
	GAAP	expenses	charges	operations	write-down	write-down	termination	deferred gain	costs	Gain	gains

	YEAR TO DATE
2009

Net Sales	4,897.6	-	-	-	-	-	-	-	-	-	4,897.6

Cost of goods sold	2,595.1	(25.5)	-	-	-	-	-	-	-	-	2,569.6
Excise taxes	350.0	-	-	-	-	-	-	-	-	-	350.0
Advertising and SG&A	1,422.2	(6.6)	-	-	-	-	-	-	-	-	1,415.6
Amortization of intangibles	25.2	-	-	-	-	-	-	-	-	-	25.2
Restructuring expenses	47.2	(47.2)	-	-	-	-	-	-	-	-	-

Operating Income	457.9	79.3	-	-	-	-	-	-	-	-	537.2

Interest expense	161.0	-	-	-	-	-	-	-	-	-	161.0
Other expense, net	7.2	-	-	-	-	-	-	-	-	12.5	19.7

Income before taxes	289.7	79.3	-	-	-	-	-	-	-	(12.5)	356.5

Income taxes	55.0	29.5	-	-	-	-	-	-	-	-	84.5

Income from Continuing Operations	234.7	49.8	-	-	-	-	-	-	-	(12.5)	272.0

Net Income	234.7	49.8	-	-	-	-	-	-	-	(12.5)	272.0

Less: Net Loss attributable
to noncontrolling interests	3.4	-	-	-	-	-	-	-	-	-	3.4

Net Income attributable
to Fortune Brands	231.3	49.8	-	-	-	-	-	-	-	(12.5)	268.6

Average Diluted Shares Outstanding	151.7										151.7

Diluted EPS from Continuing Operations	1.53										1.77

2008

Net Sales	5,823.3	-	-	-	-	-	-	-	-	-	5,823.3

Cost of goods sold	3,083.9	(3.7)	-	-	-	-	-	-	-	-	3,080.2
Excise taxes	346.3	-	-	-	-	-	-	-	-	-	346.3
Advertising and SG&A	1,524.4	(17.6)	-	-	-	-	-	-	-	-	1,506.8
Amortization of intangibles	37.3	-	-	-	-	-	-	-	-	-	37.3
Asset impairment charges	324.3	-	(324.3)	-	-	-	-	-	-	-	-
Restructuring expenses	41.1	(41.1)	-	-	-	-	-	-	-	-	-

Operating Income	466.0	62.4	324.3	-	-	-	-	-	-	-	852.7

Interest expense	179.2	-	-	-	-	-	-	-	-	-	179.2
Other expense/(income), net	(271.0)	-	-	-	(50.5)	-	228.8	72.0	(8.2)	-	(28.9)

Income before taxes	557.8	62.4	324.3	-	50.5	-	(228.8)	(72.0)	8.2		702.4

Income taxes	185.4	21.6	13.6	98.2	-	0.3	(86.1)	(27.1)	3.0	-	208.9

Income from Continuing Operations	372.4	40.8	310.7	(98.2)	50.5	(0.3)	(142.7)	(44.9)	5.2	-	493.5

Income from Discontinued Operations	152.5	-	-	(152.5)	-	-	-	-	-	-	-

Net Income	524.9	40.8	310.7	(250.7)	50.5	(0.3)	(142.7)	(44.9)	5.2	-	493.5

Less: Net (Income)/Loss attributable
to noncontrolling interests	(67.5)	-	-	-	-	81.2	-	-	-	-	13.7

Net Income attributable
to Fortune Brands	592.4	40.8	310.7	(250.7)	50.5	(81.5)	(142.7)	(44.9)	5.2	-	479.8

Average Diluted Shares Outstanding	154.5										154.5

Diluted EPS from Continuing Operations	2.85										3.11

FORTUNE BRANDS, INC.
Reconciliation of ROE based on Net Income attributable to Fortune Brands Before Charges/Gains to
ROE based on GAAP Net Income attributable to Fortune Brands
September 30, 2009
Amounts in millions
(Unaudited)

	Rolling twelve months Net Income attributable to Fortune Brands		Average		ROE based on Net Income attributable to
	Before Charges/Gains less Preferred Dividends		Stockholders' Equity		Fortune Brands Before Charges/Gains

Fortune Brands	$ 365.5	/	$5,075.0	=	7.2%

	Rolling twelve months GAAP Net Income attributable		Average		ROE based on GAAP Net Income
	to Fortune Brands less Preferred Dividends		Stockholders' Equity		attributable to Fortune Brands

Fortune Brands	$ (50.5)	/	$4,876.1	=	(1.0%)

Return on Equity - or ROE - Before Charges/Gains is net income attributable to Fortune Brands less preferred dividends derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the thirteen month average of GAAP common stockholders' equity (total stockholders' equity less preferred equity and non-controlling interests) excluding any restructuring, restructuring-related items and other one-time items.

FORTUNE BRANDS, INC.
Reconciliation of ROIC based on Net Income attributable to Fortune Brands Before Charges/Gains to
ROIC based on GAAP Net Income attributable to Fortune Brands
September 30, 2009
Amounts in millions
(Unaudited)

	Rolling twelve months Net Income attributable to Fortune Brands		Average		ROIC based on Net Income attributable to
	Before Charges/Gains plus after-tax Interest Expense		Invested Capital		Fortune Brands Before Charges/Gains

Fortune Brands	$ 506.1	/	$9,740.3	=	5.2%

	Rolling twelve months GAAP Net Income attributable		Average		ROIC based on GAAP Net Income
	to Fortune Brands plus after-tax Interest Expense		Invested Capital		attributable to Fortune Brands

Fortune Brands	$ 90.1	/	$9,532.9	=	0.9%

Return on Invested Capital - or ROIC - Before Charges/Gains is net income attributable to Fortune Brands plus after-tax interest expense derived in accordance with GAAP excluding any restructuring and non-recurring items divided by the thirteen month average of GAAP Invested Capital (net debt plus stockholders' equity less noncontrolling interests) excluding any restructuring, restructuring-related and one-time items.

ROE From Continuing Operations Before Charges/Gains and ROIC From Continuing Operations Before Charges/Gains are measures not derived in accordance with GAAP. Management uses these measures to determine the returns generated by the company and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. These measures may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS, INC.
Reconciliation of Percentage Change in Comparable Net Sales to Percentage Change in GAAP Net Sales
For the Three Months Ended September 30, 2009
(Unaudited)

Three Months Ended September 30, 2009
Fortune Brands
Comparable Net Sales	(11.4%)
Foreign currency exchange rates	(1.8%)
Spirits excise taxes	0.9%
Acquired and divested entities and product lines	0.6%
Third-party bottling contracts	0.0%
Spirits Route-to-Market	1.1%
Net Sales, GAAP basis	(10.6%)

Spirits
Comparable Net Sales	(3.9%)
Foreign currency exchange rates	(2.9%)
Spirits excise taxes	1.2%
Acquisitions	2.2%
Third-party bottling contracts	(0.1%)
Route-to-Market	3.6%
Net Sales, GAAP basis	0.1%

Home & Hardware
Comparable Net Sales	(16.9%)
Foreign currency exchange rates	(0.8%)
Divested entities and product lines	(0.2%)

Net Sales, GAAP basis	(17.9%)

Golf
Comparable Net Sales	(7.0%)
Foreign currency exchange rates	(2.5%)

Net Sales, GAAP basis	(9.5%)

Comparable Net Sales is Net Sales derived in accordance with GAAP excluding changes in foreign currency exchange rates, spirits excise taxes, the net sales from acquired and divested entities and product lines, the impact of third-party bottling contracts, and the impact of required accounting related to Spirits route-to-market. Comparable Net Sales is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the company, and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the company from year-to-year. This measure may be inconsistent with similar measures presented by other companies.

CONTACT:
Fortune Brands, Inc.
Media Relations:
Clarkson Hine
(847) 484-4415
or
Investor Relations:
Tony Diaz
(847) 484-4410